Exhibit 10.1


                                    SCHEDULE
                                     to the
                              ISDA Master Agreement

                          dated as of January 25, 2001

                                    between
                           Citibank, N.A. ("Party A")
                                      and
                 Ford Credit Auto Owner Trust 2001-A ("Party B")



1.       Part   Termination Provisions.

(a)      "Specified Entity" means:

        (i)      in relation to Party A:  Not Applicable.

        (ii)     in relation to Party B:  Not Applicable.

(b) "Specified Transaction" shall have the meaning specified in Section 14 of this Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii), if applicable, will apply to Party A but not to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

(f) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A but not to Party B.

         With regard to Party A, "Threshold Amount" means 3% of its shareholders' equity (i.e., the sum of capital and disclosed reserves as reported in the most recently published annual audited consolidated financial statements) of Citicorp.

(h) The "Merger Without Assumptions" provisions of Section 5(a)(vii) will not apply to Party A and will not apply to Party B.

(i) The "Credit Event Upon Merger" provision in Section 5(b)(iv), will not apply to Party A and not apply to Party B.

(j) The "Tax Event" provision of Section 5(b)(ii) will apply to Party B and will not apply to Party A.

(k) The "Tax Event Upon Merger" provision of Section 5(b)(iii) will apply to Party B and will not apply to Party A.

(l) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(m)      Payments on Early Termination.  For the purpose of Section 6(e) of this
         Agreement:

        (i) Market Quotation will apply unless Party B is the Non-defaulting Party or the party which is not the Affected Party, as the case may be, and Party B enters into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

        (ii)     The Second Method will apply.

(n)      "Termination Currency" means United States Dollars.

(o) "Additional Termination Event". The following shall constitute an Additional Termination Event:

        (i) Acceleration or Liquidation of the Notes. It shall be an Additional Termination Event with Party B the sole Affected Party if Party A or Party B elects to terminate the Transactions (1) following an Event of Default as defined in
                  Section 5.1(i) or Section 5.1(ii) of the Indenture which has resulted in an acceleration of the Notes, provided such acceleration has not been rescinded and annulled pursuant to
                  Section 5.2(b) of the Indenture, or (2) upon a liquidation of the Indenture Trust Estate pursuant to Section 5.4(iv) of the Indenture. In such event, either Party A or Party B may, by not more than 20 days notice to the other party and provided such Additional Termination Event is continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions. If an event or circumstance which would constitute an Event of Default by Party A under this Agreement gives rise to an Event of Default under the Indenture, it will be treated as an Event of Default by Party A and not an Additional Termination Event.

         (ii)     Amendments Made Without Consent of Party A.   It shall be an
                  Additional Termination Event if any amendment or supplement to the Indenture or to any of the Receivables Transfer and Servicing Agreements which would adversely affect any of Party A's rights or obligations under this Agreement or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under, this Agreement is made without the consent of Party A, which consent shall not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within ten Business Days of receipt of a written request for such consent.

        (iii) Downgrade of Party A. It shall be an Additional Termination Event with Party A the Affected Party if (1) the Credit
                  Rating of Party A is downgraded below "Aa3" by Moody's or "AA-" by Fitch, or is suspended or withdrawn by either
                  Rating Agency, (2) the short-term Credit Rating of Party A is downgraded below a rating of "A-1" by S&P, or is suspended or withdrawn by such Rating Agency, or (3) notice is given to Party B by any Rating Agency that the credit support, if any, with respect to Party A is no longer deemed adequate to maintain the then-current ratings of the Notes, and within 30 days of such downgrade, suspension, withdrawal or notification, Party A shall fail to either (X) deliver or post collateral acceptable to Party B in amounts sufficient to secure its obligations under this Agreement, (Y) assign its rights and obligations under this Agreement to a replacement counterparty acceptable to Party B or (Z) establish other arrangements necessary, if any, in each case so that the Rating Agencies confirm the ratings of the Notes that were in effect immediately prior to such downgrade, suspension, withdrawal or notification.


2.       Part  Tax Representations.

(a) Payer Tax Representations. For the purposes of Section 3(e) of this Agreement, Party A and Party B will each make the following representations to the other:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, each party may rely on:

        (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and

        (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Tax Representations.

        (i) For the purpose of Section 3(f) of this Agreement, Party A represents to Party B that it is a federally chartered national banking association and is not a foreign corporation for United States tax purposes.

        (ii) For the purpose of Section 3(f) of this Agreement, Party B represents to Party A that it is a business trust organized and existing under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

                  It is (A) a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or (B) wholly-owned by a "United States person" and disregarded as an entity separate from its owner for U.S. federal tax purposes.


3.       Part   Documents to be delivered.

(a)      For the purpose of Section 4(a)(i), the documents to be delivered are:


Party required to          Form/Document/                 Date by which to be delivered   Section 3(d)
deliver document           Certificate                                                    Representation

Party A                    An executed United States      (i) Upon execution of this      Applicable
                           Internal Revenue Service       Agreement, (ii) promptly upon
                           Form W-9 (or any successor     reasonable demand by Party B
                           thereto).                      and (iii) promptly upon
                                                          learning that any such
                                                          form    previously
                                                          provided  by  Party  A
                                                          has become obsolete or
                                                          incorrect.

Party B                    An executed United States      (i) Upon execution of this      Applicable
                           Internal Revenue Service       Agreement, (ii) promptly upon
                           Form W-9 (or any successor     reasonable demand by Party A
                           thereto).                      and (iii) promptly upon
                                                          learning that any such
                                                          form   previously
                                                          provided  by  Party  B
                                                          has become obsolete or
                                                          incorrect.



(b) For the purposes of Section 4(a)(ii), the other documents to be delivered are as follows:


Party required to           Form/Document/             Date by which to be delivered    Section 3(d)
deliver document            Certificate                                                 representation:

Party A and  Party B        Evidence of the            Upon or prior to the execution   Applicable
                            authority, incumbency      and delivery of this Agreement
                            and specimen signature     and, with respect to any
                            of each person executing   Confirmation upon request by
                            this Agreement or any      the other party.
                            Confirmation, Credit
                            Support Document or
                            other document entered
                            into in connection with
                            this Agreement on its
                            behalf or on behalf of a
                            Credit Support Provider
                            or otherwise, as the
                            case may be.

Party A and Party B         Certified copies of        Upon request by the other        Applicable
                            documents evidencing       party.
                            each Party's capacity to
                            execute and deliver this
                            Agreement, each
                            Confirmation and any
                            Credit Support Document
                            (if applicable), and to
                            perform its obligations
                            hereunder or thereunder
                            as may be reasonably
                            requested by the other
                            party.


Party A                     A copy of the most         Promptly after request by        Applicable
                            recent annual report       Party B.
                            containing consolidated
                            financial statements
                            and such other public
                            information respecting
                            the condition or
                            operations, financial or
                            otherwise of Party A as
                            Party B may reasonably
                            request from time to
                            time.


Party B                     Monthly reports to         On or prior to each Monthly      Applicable
                            noteholders and            Distribution Date.
                            certificateholders as
                            specified in the
                            Indenture.


Party A and Party B         A legal opinion in form    On or prior to the Closing       Not Applicable
                            and substance              Date.
                            satisfactory to the
                            other party.

Party A                     An officer's certificate   On or prior to the Closing       Not Applicable
                            affirming the              Date.
                            information describing
                            Citibank, N.A.  provided
                            to Party B for use in
                            Party B's offering
                            materials


Party B                     A copy of the executed     As soon as practical after the   Party B
                            Indenture and of each of   Closing Date.
                            the Receivables Transfer
                            and Servicing Agreements.


Party A and Party B         Such other documents as    Promptly upon request of the     Not Applicable
                            the other party may        other party.
                            reasonably request.



1.       Part  Miscellaneous.

(a) Address for Notices. For the purpose of Section 12(a) of this Agreement, the addresses for notices and communications to Party A and Party B shall be as follows:

         TO PARTY A:

                  Citibank N.A.
                  333 West 34th street
                  2nd floor
                  New York, New York  10001

                  Attention: Director Derivatives Operations and with respect to Sections 5, 6, 11 or 13, with copy to:

                  Citibank, N.A.
                  Capital Markets Legal Department
                  388 Greenwich Street
                  New York, New York  10013
                  Attention:  Department Head

         TO PARTY B:

                  The Bank of New York,
                  as Owner Trustee for Ford Credit Auto Owner Trust 2001-A 101 Barclay Street
                  New York, New York 10286
                  United States
                  Attention: Asset-Backed Finance Unit

         With copies to:

                  The Chase Manhattan Bank,
                  as Indenture Trustee for Ford Credit Auto Owner Trust 2001-A 450 West 33rd Street
                  New York, New York 10001
                  United States
                  Attention:  Michael A. Smith
                  Tel.:  (212) 946-3346
                  Fax:  (212) 946-8302

                  and

                  Ford Motor Credit Company
                  Ford Motor Company
                  World Headquarters
                  Office of the General Counsel
                  Attention of the Secretary
                  One American Road
                  Suite 1034-A1
                  Dearborn, MI  48121
                  Fax:   (313) 594-7742


(b)      Process Agent.  For the purposes of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:      Party A.

         Party B appoints as its Process Agent:

                        The Bank of New York,
                        As Owner Trustee for Ford Credit Auto Owner Trust 2001-A 101 Barclay Street
                        New York, New York  10286

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party.  For purposes of Section 10(c) of this Agreement:

        (i)      Party A is not a Multibranch Party.

        (ii)     Party B is not a Multibranch Party.

(e) The Calculation Agent shall be Ford Motor Credit Company, as Administrator of Party B pursuant to the Administration Agreement.

(f)      Credit Support Documents.

         None.

(g)      Credit Support Provider.

         Not applicable.

(h) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine).

        (i) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

2.       Part  Other Provisions.

(a)      Representations.

        (i) Non-Reliance, Etc. Each party will be deemed to represent to the other party on the date that it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered to be investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) Status of Parties. The other party is not acting as a fiduciary for or adviser to it in respect of that Transaction.

        (ii) Commodity Exchange Act. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them that:

                  (1) each Transaction is intended to be exempt from, or otherwise not subject to regulation under, the Commodity Exchange Act;

                  (2) such party is an "eligible swap participant" within the meaning of CFTC Regulation Section 35.1(b)(2); and

                  (3) such party is entering into each Transaction in connection with its line of business and not for purposes of speculation.


(b)      Consent to Recording.

         Each party (i) consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it and its Affiliates; and (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(c)      Tax Provisions.

         (i) The definition of Tax Event, Section 5 (b)(ii), is hereby modified by adding the following provision at the end thereof:

                           "provided, however, that for purposes of clarification, the parties acknowledge that the introduction or proposal of legislation shall not, in and of itself, give rise to a presumption that a Tax Event has occurred."

         (ii) Party B will not be required to pay additional amounts in respect of an Indemnifiable Tax or be under any obligation to pay to Party A any amount in respect of any liability of Party A for or on account of any Tax.

(d)      No Set Off.

                  Notwithstanding any setoff right contained in any other agreement between Party B or any affiliate or Credit Support Provider of Party B, on the one hand, and Party A or any Affiliate or Credit Support Provider of Party B, on the other, whether now in existence or hereafter entered into unless such agreement shall specifically refer to this paragraph (d), each party agrees that all payments required to be made by it under this Agreement shall be made without setoff or counterclaim for, and that it shall not withhold payment or delivery under this Agreement in respect of, any default by the other party or any Affiliate or Credit Support Provider of the other party under any such other agreement or any amount relating to any such other agreement. For purposes of this paragraph (d), "Affiliate" shall have the meaning specified in Section 14 of this Agreement.

(e)      Additional Acknowledgments and Agreements of the
         Parties.

         (i) Financial Statements. Notwithstanding Section 5(a) (ii), the failure of either party to deliver any financial statement referenced in Part 4 of this Schedule shall not constitute an Event of Default under Section 5(a)(ii).

        (ii) Bankruptcy Code. Without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

        (iii) Non-Petition. Party A covenants and agrees that it will not, prior to the date which is one year and one day following the payment in full of all of the Notes, Class C Certificates and Class D Certificates and the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law relating to any such payment, acquiesce, petition or otherwise invoke the process of any governmental authority for the purpose of commencing a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding up or liquidation of the affairs of Party B. Party A agrees that it has recourse against Party B only to the extent of the assets of the Party B and the proceeds thereof, and any claims against Party B shall be extinguished when the assets of Party B are exhausted.

        (iv)      No Transfer without Prior Confirmation by Rating Agencies.
                  Section 7 of this Agreement is hereby amended by inserting the following immediately after the words "other party" and immediately before the words ", except that:": "and unless each of the Rating Agencies confirm that the transfer will not cause the reduction, suspension or withdrawal of their then current rating on any of the Class A Notes" and by replacing subsection (a) of Section 7 with the following: "except that no prior confirmation by Rating Agencies or the other party is required in connection with a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of Party A's assets to, or reorganization, incorporation, reincorporation or reconstitution into or as, another entity (but without prejudice to any other right or remedy under this Agreement); and".

        (v)       Party B Pledge.   Notwithstanding Section 7 of this Agreement
                  to the contrary, Party A acknowledges that Party B will pledge its rights under this Agreement to the Indenture Trustee
                  (as defined in the Indenture) for the benefit of the Noteholders (as defined in the Indenture) pursuant to the Indenture and agrees to such pledge. The Indenture Trustee shall not be deemed to be a party to this Agreement, provided, however, that the Indenture Trustee, acting on behalf of the holders of the Notes, shall have the right to enforce this Agreement against Party A. Party A shall be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Distribution Dates specified therein.

        (vi) Limited Recourse. The liability of Party B in relation to this Agreement and any Transaction hereunder is limited in recourse to the assets of Party B and proceeds thereof applied in accordance with the Indenture and the Sale and Servicing Agreement. Upon exhaustion of the assets of Party B and proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction hereunder against any holder of a beneficial interest, employee, officer or Affiliate thereof and no recourse shall be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B based upon or arising out of this Agreement against the Administrator, the Servicer, the Indenture Trustee, the Owner Trustee, the Delaware Trustee or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of willful misconduct, bad faith or negligence.

        (vii)     No Amendment  without Prior  Confirmation by Rating  Agencies.
                  Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agencies confirm that such amendment will not cause the reduction, suspension or withdrawal of their then current rating on any of the Notes, the Class C Certificates or the Class D Certificates, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement."

        (viii) Consent by Party A to Amendments to Certain Documents. Before any amendment or supplement is made to the Receivables Transfer and Servicing Agreements or to the Indenture which would adversely affect any of Party A's rights or obligations under this Agreement or modify the obligations of, or impair the ability of Party B to fully perform any of Party B's obligations under, this Agreement, Party B shall provide
                  Party A with a copy of the proposed amendment or supplement and shall obtain the consent of Party A to such amendment or supplement prior to its adoption, which consent shall not be unreasonably withheld; provided that Party A's consent will be deemed to have been given if Party A does not object in writing within ten Business Days of receipt of a written request for such consent.

        (ix) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable
                  (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement (including without limitation Sections 2, 5 and 6 of this Agreement) and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(f) Waiver of Right to Trial by Jury. Each of the parties hereby irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction.

(g) Definitions. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 1991 ISDA Definitions (the "Definitions"), as published by the International Swap Dealers Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

(h)      Additional Definitions.

         "Administration Agreement" shall mean the administration agreement (including Appendix A thereto) dated as of January 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Motor Credit Company, and The Chase Manhattan Bank.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

         "Class A Notes" means the Class A Notes issued by Party B pursuant to the Indenture.

         "Class A-4 Notes" means the Class A-4 Notes issued by Party B pursuant to the Indenture.

         "Class A-5 Notes" means the Class A-5 Notes issued by Party B pursuant to the Indenture.

         "Class C Certificates" means the Class C Certificates issued by Party B pursuant to the Trust Agreement.

         "Class D Certificates" means the Class D Certificates issued by Party B pursuant to the Trust Agreement.

         "Closing Date" shall mean January 25, 2001.

         "Credit Rating" means, with respect to Party A, the issuer rating of the head office of Citibank, N.A. without regard to whether or not such rating is under review with positive or negative implications.

         "Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, comencing February 15, 2001.

         "Fitch" means Fitch, Inc.

         "Indenture" shall mean the indenture dated as of January 1, 2001 (including Appendix A thereto), as amended, supplemented or otherwise modified and in effect, between Party B and The Chase Manhattan Bank, as Indenture Trustee.

         "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders and the Swap Counterparties (including, without limitation, all property and interests granted to the Indenture Trustee), including all proceeds thereof.

         "Indenture Trustee" shall mean The Chase Manhattan Bank or any successor or replacement thereto pursuant to the Indenture.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class B Notes issued by Party B pursuant to the Indenture.

         "Purchase Agreement" shall mean the purchase agreement (including Appendix A thereto) dated as of January 1, 2001, as from time to time amended, supplemented or otherwise modified and in effect, between Ford Motor Credit Company and Ford Credit Auto Receivables Two L.P.

         "Rating Agencies" shall mean Moody's, S&P and Fitch or any substitute rating agency that the Seller (as defined in the Indenture) requests to rate the Notes.

         "Receivables Transfer and Servicing Agreements" shall mean collectively the Purchase Agreement, the Sale and Servicing Agreement, the Trust Agreement and the Administration Agreement.

         "Sale and Servicing Agreement" shall mean the sale and servicing agreement (including Appendix A thereto) dated as of January 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among Party B, Ford Auto Receivables Two L.P., as seller, and Ford Motor Credit Company, as servicer.

         "S&P" shall mean Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc.

         "Trust Agreement" shall mean the Amended and Restated Trust Agreement (including Appendix A thereto), dated as of January 1, 2001, as amended, supplemented or otherwise modified and in effect, by and among Ford Credit Auto Receivables Two L.P., the Bank of New York (Delaware), as Delaware Trustee and The Bank of New York, as Owner Trustee.

                       IN WITNESS WHEREOF, the parties have executed this Schedule to the Master Agreement on the respective dates specified below with effect from the date specified on the first page of this document.



      CITIBANK, N.A.                     FORD CREDIT AUTO OWNER TRUST
                                                   2001-A
                                          By:      THE BANK OF NEW YORK
                                                   not in its individual
                                                   capacity but solely as Owner
                                                   Trustee


By:  ____________________                 By:  _______________________
Name:                                           Name:
Title:                                          Title:

Date:                                           Date:




By:______________________
Name:
Title:

Date:

EXHIBIT A - Form of  Confirmation

                                                                       [Date]



To:            Citibank, N.A.
               Capital Markets Legal Department
               388 Greenwich Street
               20th Floor
               New York, New York  10013
Contact:       Scott L. Flood
               Tel:  (212) 816-3380

From:          Ford Credit Auto Owner Trust 2001-A
               c/o The Bank of New York,
               as owner  trustee
               ABS Finance Unit 101
               Barclay 12E Floor
               New York, NY 10286
Contact:       John Bobko
               Tel:  (212) 815-5613


Re:  Interest Rate Swap Reference No. [                  ]


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Citibank, N.A. ("Party A") and Ford Credit Auto Owner Trust 2001-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of January 25 , 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          Party A:                          Citibank, N.A.

          Party B:                          Ford Credit Auto Owner Trust 2001-A.

          Trade Date:                       [           ].

          Effective Date:                   [           ].

          Notional Amount:                  [The Notional Amount initially
                                            shall  equal [ ] and shall
                                            decrease   by  an   amount
                                            equal to the amount of the
                                            reduction in the aggregate
                                            principal  balance  of the
                                            Class  [A- ] Notes on each
                                            Distribution  Date.
                                            Decreases  in the Notional
                                            Amount with respect to the
                                            calculation    of    Fixed
                                            Amounts  shall take effect
                                            as of the  Period End Date
                                            occurring  in the month of
                                            the   Distribution   Date.
                                            Party  B  shall  determine
                                            the  Notional  Amount  and
                                            shall  inform  Party  A of
                                            such  determination by the
                                            twelfth    day   of   each
                                            calendar month. ]

          Termination Date:                 The date the aggregate outstanding
                                            principal balance of the Class A-[ ]
                                            Notes has been reduced to zero.

      Fixed Amounts

          Fixed Rate Payer:                 Party B.

          Fixed Rate Payer:
          Payment Date:                     The 15th day of each calendar month,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention.

          Period End Date:                  The 15th day of each calendar month,
                                            with No Adjustment.

          Fixed Rate:                       [    ]%.

          Fixed Rate Day
          Count Fraction:                   30/360.

      Floating Amounts

          Floating Rate Payer:              Party A.

          Floating Rate Payer:
          Payment Dates:                    The 15th day of each calendar month,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention.

          Floating Rate for initial
          Calculation Period:               [                ]

          Floating Rate Option:             [USD-LIBOR-BBA.]

          Designated Maturity:              One month.

          Spread:                           [Spread] basis points.

          Floating Rate Day
          Count Fraction:                   Actual/360.

          Reset Dates:                      The first day of each Floating Rate
                                            Payer Calculation Period.

          Business Days:                    New York and Delaware.

          3.  Account Details

          Payments to Party A:              Citibank, N.A.
                                            ABA#:
                                            Acct. #
                                            Acct. Name:
                                            Ref:  Ford 2001-A

          Payments to Party B:              The Chase Manhattan Bank
                                            ABA# 021-000-021
                                            Account #:  [           ]
                                            Account Name:  ITS Incoming Wire
                                                           House Account
                                            Ref:  Ford 2001-A

          Party A Operations Contact:       [                     ]

          Party B Operations Contact:       The Chase Manhattan Bank
                                            Corporate Trust Administration
                                            450 West 33rd Street, 14th floor
                                            New York, New York 10001
                                            Attention:  Michael A. Smith
                                            Tel:  (212) 946-3346
                                            Fax:  (212) 946-8302

                   Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2001-A
               By: THE BANK OF NEW YORK
                    not in its individual capacity but
                    solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               Citibank, N.A.




               By:______________________________
               Name:
               Title:

 EXHIBIT B - Class A-4 Swap Confirmation

                                                                January 25, 2001


To:            Citibank, N.A.
               Capital Markets Legal Department
               388 Greenwich Street
               20th Floor
               New York, New York  10013
Contact:       Scott L. Flood
               Tel:  (212) 816-3380

From:          Ford Credit Auto Owner Trust 2001-A
               c/o The Bank of New York, as
               owner  trustee
               ABS Finance Unit 101
               Barclay 12E Floor
               New York, NY 10286
Contact:       John Bobko
               Tel:  (212) 815-5613


Re:  Interest Rate Swap Reference No. FCOAT 2001-A Class A-4 Swap


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Citibank, N.A. ("Party A") and Ford Credit Auto Owner Trust 2001-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of January 25, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          Party A:                       Citibank, N.A.

          Party B:                       Ford Credit Auto Owner Trust 2001-A.

          Trade Date:                    January 18, 2001.

          Effective Date:                January 25, 2001.

          Notional  Amount:              The Notional  Amount initially
                                         shall equal  $800,000,000 and
                                         shall  decrease  by an amount  equal to
                                         the  amount  of  the  reduction  in the
                                         aggregate   principal  balance  of  the
                                         Class  A-4  Notes on each  Distribution
                                         Date.  Decreases in the Notional Amount
                                         with  respect  to  the  calculation  of
                                         Fixed  Amounts  shall take effect as of
                                         the  Period End Date  occurring  in the
                                         month of the Distribution Date. Party B
                                         shall determine the Notional Amount and
                                         shall    inform   Party   A   of   such
                                         determination  by  the  twelfth  day of
                                         each calendar month.

           Termination Date:             The earlier of August 15,  2004 and the
                                         date  the  aggregate outstanding
                                         principal  balance  of the Class  A-4
                                         Notes  has been  reduced  to zero.

      Fixed Amounts

          Fixed Rate Payer:              Party B.

          Fixed Rate Payer
          Payment Date:                  The 15th day of each calendar month,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

          Period End Date:               The 15th day of each calendar month,
                                         with No Adjustment.

          Fixed Rate:                    5.387%.

          Fixed Rate Day
          Count Fraction:                30/360.

      Floating Amounts

          Floating Rate Payer:           Party A.

          Floating Rate Payer
          Payment Dates:                 The 15th day of each calendar month,
                                         subject to adjustment in accordance
                                         with the Following Bussiness Day
                                         Convention.


          Floating Rate for initial
          Calculation Period:            5.79250%.

          Floating Rate Option:          USD-LIBOR-BBA.

          Designated Maturity:           One month.

          Spread:                        9 basis points.

          Floating Rate Day
          Count Fraction:                Actual/360.


          Reset Dates:                   The first day of each Floating Rate
                                         Payer Calculation Period.

          Business Days:                 New York and Delaware.

          3.  Account Details

          Payments to Party A:           Citibank, N.A. New York
                                         ABA # 021000089
                                         Account No. 00167679
                                         Financial Futures

          Payments to Party B:           The Chase Manhattan Bank
                                         ABA# 021-000-021
                                         Account #:  910-2758100
                                         Account Name:  ITS Incoming Wire House
                                                        Account
                                         Ref:  Ford 2001-A

          Party A Operations Contact:    Warren Braganza
                                         Citibank, N.A.
                                         333 W. 34th Street
                                         2nd floor
                                         New York, New York
                                         Tel:  (212) 615-8370

          Party B Operations Contact:    The Chase Manhattan Bank
                                         Corporate Trust Administration
                                         450 West 33rd Street, 14th floor
                                         New York, New York 10001
                                         Attention:  Michael A. Smith
                                         Tel:  (212) 946-3346
                                         Fax:  (212) 946-8302

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2001-A
               By:     THE BANK OF NEW YORK
                           not in its individual capacity but
                           solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               CITIBANK, N.A.




               By:______________________________
               Name:
               Title:

EXHIBIT C - Class A-5 Swap Confirmation

                                                                January 25, 2001



To:            Citibank, N.A.
               Capital Markets Legal Department
               388 Greenwich Street
               20th Floor
               New York, New York  10013
Contact:       Scott L. Flood
               Tel:  (212) 816-3380

From:          Ford Credit Auto Owner Trust 2001-A
               c/o The Bank of New York,  as
               owner  trustee
               ABS Finance Unit
               101 Barclay 12E Floor
               New York, NY 10286
Contact:       John Bobko
               Tel:  (212) 815-5613


Re:  Interest Rate Swap Reference No. FCOAT 2001-A Class A-5 Swap


Ladies and Gentlemen:

               The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Citibank, N.A. ("Party A") and Ford Credit Auto Owner Trust 2001-A ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

               1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of January 25, 2001, as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

               2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Party A:                  Citibank, N.A.

               Party B:                  Ford Credit Auto Owner Trust 2001-A.

               Trade Date:               January 18, 2001.

               Effective Date:           January 25, 2001.

               Notional Amount:          The Notional  Amount initially
                                         shall equal  $359,785,000 and
                                         shall  decrease  by an amount  equal to
                                         the  amount  of  the  reduction  in the
                                         aggregate   principal  balance  of  the
                                         Class  A-5  Notes on each  Distribution
                                         Date.  Decreases in the Notional Amount
                                         with  respect  to  the  calculation  of
                                         Fixed  Amounts  shall take effect as of
                                         the  Period End Date  occurring  in the
                                         month of the Distribution Date. Party B
                                         shall determine the Notional Amount and
                                         shall    inform   Party   A   of   such
                                         determination  by  the  twelfth  day of
                                         each calendar month.

               Termination Date:         The earlier of April 15,  2005 and the
                                         date  the  aggregate outstanding
                                         principal  balance  of the Class  A-5
                                         Notes  has been  reduced  to zero.

          Fixed Amounts

               Fixed Rate Payer:         Party B.

               Fixed Rate Payer
               Payment Date:             The 15th day of each calendar month,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

               Period End Date:          The 15th day of each calendar month,
                                         with No Adjustment.

               Fixed Rate:               5.512%.

               Fixed Rate Day
               Count Fraction:           30/360.

       Floating Amounts

               Floating Rate Payer:      Party A.

               Floating Rate Payer
               Payment Dates:            The 15th day of each
                                         calendar month, subject to
                                         adjustment in accordance
                                         with the Following Business
                                         Day Convention.

               Floating Rate for initial
               Calculation Period:        5.79250%.

               Floating Rate Option:      USD-LIBOR-BBA.


               Designated Maturity:       One month.

               Spread:                    12 basis points.



               Floating Rate Day
               Count Fraction:            Actual/360.


               Reset Dates:               The first day of each
                                          Floating Rate Payer
                                          Calculation Period.


               Business Days:              New York and Delaware.

               3.  Account Details

               Payments to Party A:        Citibank, N.A. New York
                                           ABA # 021000089
                                           Account No. 00167679
                                           Financial Futures

               Payments to Party B:        The Chase Manhattan Bank
                                           ABA# 021-000-021
                                           Account #:  910-2758100
                                           Account Name:  ITS Incoming Wire
                                                          House Account
                                           Ref:  Ford 2001-A

               Party A Operations Contact: Warren Braganza
                                           Citibank, N.A.
                                           333 W. 34th Street
                                           2nd floor
                                           New York, New York
                                           Tel:  (212) 615-8370

               Party B Operations Contact: The Chase Manhattan Bank
                                           Corporate Trust Administration
                                           450 West 33rd Street, 14th floor
                                           New York, New York 10001
                                           Attention:  Michael A. Smith
                                           Tel:  (212) 946-3346
                                           Fax:  (212) 946-8302

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,


               FORD CREDIT AUTO OWNER TRUST 2001-A
               By:     THE BANK OF NEW YORK
                          not in its individual capacity but
                          solely as Owner Trustee




               By:______________________________
               Name:
               Title:


               CITIBANK, N.A.




               By:______________________________
               Name:
               Title: